UNITED STATES BANKRUPTCY COURT
THE DISTRICT OF DELAWARE
In re THQ Inc    Case No. 12-13398
Reporting Period: 5/31/2013
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-la	Yes		Yes
Schedule of Professional Fees Paid	MOR- 1b	Yes
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes		Yes
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor    Date

Signature of Joint Debtor    Date

/s/ Edward L. Kaufman        7/19/13
Signature of Authorized Individual*    Date

Edward L. Kaufman        President
Printed Name of Authorized Individual    Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE
------------------------------------------------    x
:    Chapter 11
In re:    :
:    Case No. 12-13398 (MFW)
THQ INC., et al.,    :
:    Jointly Administered
Debtors.1    :
:
------------------------------------------------    x
CERTIFICATION REGARDING POST-PETITION BANK
ACCOUNT RECONCILIATIONS AND COMPLIANCE
AND PAYMENT OF POST-PETITION TAXES
I, Edward L. Kaufman, President of the above-captioned debtors and debtors in possession (the “Debtors”), hereby certify as follows:

1.
Attached to MOR-1 is a listing of the Debtors' bank accounts, by account number, and the opening and closing balances for the reporting period. Such accounts were reconciled during the reporting period in accordance with the Debtors' cash management system, as authorized by the Court [D.I. 36], and ordinary course accounting practices.

2.	To the best of my knowledge and belief, the Debtors are current on all post-petition taxes, and no significant post-petition tax amounts are past due.
Dated: July 19, 2013
/s/ Edward L. Kaufman
Edward L. Kaufman
President

[1]
The Debtors in these chapter 11 cases and the last four digits of each Debtor's taxpayer identification number are as follows: THQ Inc. (1686); THQ Digital Studios Phoenix, Inc. (1056); THQ Wireless, Inc. (7991); Volition, Inc. (4944); and Vigil Games, Inc. (8651). The Debtors’ principal offices are located at 29903 Agoura Road, Agoura Hills, CA 91301.

In re THQ Inc.    Case No.    12-13398
Reporting Period    5/31/2013
THQ Inc.
Cash Receipts and Disbursements Reconciliation Activity from 5/1 to 5/31/2013

				5/31/2013	Cash at Beginning of Period		65,000,998

Co10 - U QB - USD		THQ Inc. Company 0010	Vigil Company 0015	Volition Company 0050	Wireless	Phoenix	Cumulative
RECEIPTS:
A	Cash Receipts	$12,962,753	–	–	–	–	$12,962,753
DISBURSEMENTS:
B	NA Payroll / Benefits / Severance	(328,385)	–	–	–	–	(328,385)
C	NA Product Cost	–	–	–	–	–	–
D	All Other Licensing Cost	–	–	–	–	–	–
E	Marketing/Selling	–	–	–	–	–	–
F	PD (Milestones & Outsourcing)	–	–	–	–	–	–
G	All Other NA	(759,629)	–	–	–	–	(759,629)
H	Non-recurring Transaction Costs	–	–	–	–	–	–
I	Debt Service	–	–	–	–	–	–
J	Professional Fees	(765,656)	–	–	–	–	(765,656)
K	U.S. Trustee Quarterly Fees	–	–	–	–	–	–
L	Court Costs	–	–	–	–	–	–
Total Disbursements		(1,853,670)	–	–	–	–	(1,853,670)

Net Cash Flow		$ 11,109,083	$ –	$ –	$ –	$ –	$ 11,109,083

					Cash at End of Period		76,110,081

In re THQ Inc.		Case No.	12-13398
		Reporting Period	5/31/2013
THQ INC.
Cash Summary
May 31, 2013
			Beginning Balance	Ending Balance
G/L #	Bank Account #	Account Description	4/30/2013	5/31/2013
1101	4710	Union Bank of California - Main	7,398,392	2,571,030
1105	9337	Union Bank of California - Disbursements	(166,803)	(188,635)
1102	320	Union Bank of California - Video Production	10,140	10,140
1103	1629	Union Bank of California - Settlement	4,482,736	8,464,717
1104	8775	Union Bank of California - Main	330	419
1106	4729	Union Bank of California - Payroll	(2,442)	(2,442)
1109	215	Union Bank of California - Money Market	121,039	121,049
1110	1092	Union Bank of California - Online Gaming	100	100
1107	2735	Union Bank of California- Utility Account	69,365	69,371
1108	1734	Union Bank of California- DIP Reserve	751,927	726,367
	8589	Union Bank of California - THQ Wireless Inc.	-	3,484
1111	1202	Bank of America - Lockbox	47,539	46,102
1112	1006	JP Morgan	87,936	87,936
1150	886	UBIS T-Bills	52,200,739	64,200,443
		TOTAL CASH COMPANY 10 - USD	65,000,998	76,110,081

In re THQ Inc.    Case No.    12-13398
Reporting Period: 5/31/2013

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check Number Date		Amount Paid Fees Expenses		Fees	Year To Date	Expenses
Payee	Period Covered	Amount Approved	Payor
Landis Rath & Cobb		10,607	THQ Inc.	Wire	5/8/2013	10,384	223		121,308	5,049
Andrews Kurth LLP		136,189	THQ Inc.		5/17/2013	125,383	10,806		471,139	20,280
FTI Consulting	Dec 19 to Feb 28, 2013	259,368	THQ Inc.	Wire	5/30/2013	258,628	740		899.080	38,292
Gibson, Dunn & Crutcher LLP	April 1 to April 30, 2013	359,492	THQ Inc.	Wire	5/31/2013	357,208	2,285		1,929,641	35,669
		765,656				751,603	14,054		3,421,168	99,291

1:20 PM 06/20/13 Accrual Basis	THQ, Inc. Profit & Loss

In re THQ Inc.
Case No.	12-13398
Reporting Period	5/31/2013
Income
4100 • Sales
4105 • Digital	184,605.03
4110 • Physical	1,340,732.35
Total 4100 • Sales	1,525,337.38
4115 • TSA Fees	58,917.5

Total Income	1,584,254.88

Expense
5100 • Sales Related Pmts
5100 • Royalties	270,700
5115 • COGS	920,906.13
Total 5100 • Sales Related Pmts	1,191,606.13

5200 • Employee
5210 • Comp & Benefits	276,606.23
5220 • Contractor	137,345.9
Total 5200 • Employee	413,952.13

5240 • Professional Fees	364,398.12
5300 • Operating Expenses	172,049.07
5400 • Realized Gain/loss (Cash)	(4,443,572.150)
5500 • Non-cash accounts
5505 • Gain/Loss on Sale	1,332,932.2
5515 • FX Gain/Loss	851.32
5520 • Amortization expense	501,054.8
5525 • Realized Gain/Loss (NonCash)	508,584.1
5530 • Depreciation expense	256,222
Total 5500 • Non-cash accounts	2,599,644.42
Total Expense	298,077.72
Net Income	1,286,177.16

1:14 PM 06/20/13 Accrual Basis	THQ, Inc. Balance Sheet

In re THQ Inc.
Case No.	12-13398
Reporting Period	5/31/2013
ASSETS
Current Assets
Checking/Savings
1100 • Cash
1101 • Union Bank x710	2,571,030.21
1102 • Union Bank x320	10,140.46
1103 • Union Bank x629	8,464,716.95
1104 • Union Bank x775	418.63
1105 • Union Bank x337 – Checks Issued	(188,634.960)
1106 • Union Bank x729	(2,442.200)
1107 • Union Bank x735	69,370.91
1108 • Union Bank x734	726,367.22
1109 • Union Bank x215	121,049.43
1110 • Union Bank x092	100.11
1111 • BOA Bank	46,101.71
1112 • JP Morgan Bank	87,935.93
1114 • Union Bank x589	3,483.61
Total 1100 • Cash	11,909,638.01
1150 • T Bills	64,200,443.12
Total Checking/Savings	76,110,081.13
Accounts Receivable
1200 • Accounts Receivable	13,011,968.84
Total Accounts Receivable	13,011,968.84
Other Current Assets
1205 • AR Deductions	(294,698.880)
1210 • Other Receivables	848,356.07
1300 • Inventory	55,017.76
Total Other Current Assets	608,674.95
Total Current Assets	89,730,724.92
Fixed Assets
1600 • Fixed Assets	27,096,899.85
1700 • Acc Dep	(18,748,328.100)
Total Fixed Assets	8,348,571.75
Other Assets
1520 • Prepaid	1,994,770.75
1800 • Inv in US Subs	766,644.27
1810 • Inv in For Subs	16,355,999.07
1830 • Deposits	237,805.62
1900 • IC	(30,411,127.170)
Total Other Assets	(11,055,907.46)
TOTAL ASSETS	87,023,389.21
LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
2110 • Accounts Payable	26,525,326.99
Total Accounts Payable	26,525,326.99

1:14 PM 06/20/13 Accrual Basis	THQ, Inc. Balance Sheet
2111• AP Clearing	2,307.67
2120 • AP Adjustments	(9,932,458.930)
2130 • Held Deposits	220,000.00
2140 • Accrued Royalties	5,049,700.51
2150 • Taxes Withheld	(11,185.360)
2200 • FSA	40,750.05
2300 • Accrued Expenses	1,332,724.60
2310 • PTO	1,369,385.48
2320 • Jakks	3,868,214.35
2330 • Deferred Rent	1,647,276.87
2350 • Interest Payable	2,916,666.81
2360 • Other Payable	250,000.00
2370 • Preorders	967,050.82
2380 • Codemasters	1,183,116.93
2400 • Accrued Inc Tax	(59,189.000)
2600 • Convertible Notes	100,000,000.00
2650 • Deferred Comp	1,306,691.14
2700 • Payable Koch	8,505.32
2750 • Payable Take II	113,788.47
Total Other Current Liabilities	110,273,345.73
Total Current Liabilities	136,798,672.72
Total Liabilities	136,798,672.72
Equity
3000 • Common Stock	685,283.60
3100 • APIC	526,161,151.36
3150 • Stock Based Compensation	1,238,009.62
3200 • Retained Earnings	(658,910,789.630)
3999 • Opening Balance Equity	60,406,052.90
Net Income	20,645,008.64
Total Equity	(49,775,283.510)
TOTAL LIABILITIES & EQUITY	87,023,389.21

8

In re THQ Inc.
Case No.    12-13398
Reporting Period    5/31/2013

Balance Sheet- Vigil
** A/R Inter-Company	19,311,433‑
*** Current Assets	19,311,433‑
**** Total Assets	19,311,433‑
** Accounts Payable	73,580
* Accrued Compensation	373,692
** Accrued Expenses	373,692
*** Current Liabilities	447,272
* Additional Paid in Capital	766,542
* Retained Earnings	14,851,826‑
* Net Income (Loss)	5,673,422‑
** Equity	19,758,705‑
**** Total Liab & Equity	19,311,433-

In re THQ Inc.
Case No.    12-13398
Reporting Period    5/31/2013

Balance Sheet- Volition
** A/R Inter-Company	74,536,358‑
* Prepaid Expenses	0‑
* Other Current Assets
***** Prepaid and Other Assets	0‑
*** Current Assets	74,536,358‑
**** Total Assets	74,536,358‑
** Accounts Payable	834,024
* Accrued Liabilities
* Accrued Compensation
** Accrued Expenses
*** Current Liabilities	834,024
* Other Deferred Liabilities, Long Te
*** Long Term Liab
* Common Stock	100
* Additional Paid in Capital	872,004
* Retained Earnings	66,836,136‑
* Net Income (Loss)	9,406,351‑
** Equity	75,370,383
**** Total Liab & Equity	74,536,358-

Preview                                Preview

Liability Recap	Taxes Debited	Federal Income Tax	24,661.74
		Earned Income Credit Advances	.00
		Social Security – EE	5,362.94
		Social Security – ER	5,362.95
		Society Security Adj – (EE)	.00
		Medicare – EE	1,700.33
		Medicare – ER	1,700.33
		Medicare Adj – EE	.00
		Medicare Surtax – EE	.00
		Medicare Surtax Adj – EE	.00
		COBRA Premium Assistance Payments	.00
		Federal Unemployment Tax	.00
		State Income Tax	7,475.37
		State Unemployment Insurance – EE	.00
		State Unemployment/Disability Ins – ER	.00
		State Unemployment Insurance Adj – EE	.00
		State Disability Insurance – EE	753.36
		State Disability Insurance Adj – EE	.00
		Workers’ Benefit Fund Assessment – EE	.00
		Workers’ Benefit Fund Assessment – ER	.00
		Local Income Tax	.00
		School District Tax	.00
		Total Taxes Debited Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		47,017.02
	Other Transfers	ADP Direct Deposit Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		77,168.47		Total Liability
		Total Amount Debited From Your Account			124,185.49	124,185.49

	Bank Debits and Other Liability	Checks		.00		124,185.49
		Adjustments/Prepay/Voids		.00		124,185.49

	Taxes - Your Responsibility	None This Payroll
						124,185.49

ADP Statistical Summary Recap	THQ INC.	Batch: 2592	Period Ending: 05/04/2013	Week 18
	Company Code: 436	Quarter Number: 2	Period Date: 05/03/2013	Page 1
	Regional Name: LAPALMA REGION	Service Center: 070	Current Date: 04/30/2013

Preview                                Preview

Net Pay	Checks					.00
	Direct Deposits					77,168.47
	Subtotal Net Pay					77,168.47
	Adjustments					.00
	Total Net Pay Liability (Net Cash)					77,168.47

Taxes		You are responsible for Depositing these amounts			Amount debited from your account

Federal	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
	Federal income Tax				24,661.74
	Earned Income Credit Advances
	Social Security				5,362.94	5,362.95
	Medicare				1,700.33	1,700.33
	Medicare Surtax
	Federal Unemployment Tax
	Subtotal Federal				31,725.01	7,063.28	38,788.29
	Cobra Premium Assistance Payments
	Total Federal				31,725.01	7,063.28	38,788.29

State	CA State income Tax				6,941.37
	CA State Unemployment/Disability Ins-ER	6.2000
	CA State Disability Insurance-EE				753.36
	Subtotal CA				7,694.73		7,694.73

	IL State Income Tax				534.00
	IL State Unemployment/Disability Ins-ER	8.9500
	Subtotal IL				534.00		534.00

	Total Taxes		.00	.00	39,953.74	7,063.28	47,017.02
	Amount ADP Debited From Account	XXXXXX4729	Tran/ABA XXXXXXXX					47,017.02	Excludes Taxes That Are Your Responsibility

Other Transfers	ADP Direct Deposit				77,168.47				23 Employee Transactions
	Amount ADP Debited From Account	XXXXXX4729	Tran/ABA XXXXXXXX					77,168.47
Total Amount ADP Debited From Your Accounts								124,185.49

ADP Statistical Summary Recap	THQ INC	Batch: 2592	Period Ending: 05/04/2013	Week 18
	Company Code: 436	Quarter Number: 2	Period Date” 05/03/2013	Page 2
	Regional Name: LAPALMA REGION	Service Center: 070	Current Date: 04/30/2013

Liability Recap	Taxes Debited	Federal Income Tax	23,366.79
		Earned Income Credit Advances	.00
		Social Security – EE	4,547.59
		Social Security – ER	4,547.58
		Society Security Adj – EE	.00
		Medicare – EE	1,518.15
		Medicare – ER	1,518.16
		Medicare Adj – EE	.00
		Medicare Surtax – EE	.00
		Medicare Surtax Adj – EE	.00
		COBRA Premium Assistance Payments	.00
		Federal Unemployment Tax	.00
		State Income Tax	6,969.10
		State Unemployment Insurance – EE	.00
		State Unemployment/Disability Ins – ER	.00
		State Unemployment Insurance Adj – EE	.00
		State Disability Insurance – EE	619.22
		State Disability Insurance Adj – EE	.00
		Workers’ Benefit Fund Assessment – EE	.00
		Workers’ Benefit Fund Assessment – ER	.00
		Local Income Tax	.00
		School District Tax	.00
		Total Taxes Debited Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		43,086.59
	Other Transfers	ADP Direct Deposit Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		67,659.21		Total Liability
		Total Amount Debited From Your Account			110,645.80	110,645.80

	Bank Debits and Other Liability	Checks		.00		110,645.80
		Adjustments/Prepay/Voids		.00		110,645.80

	Taxes - Your Responsibility	None This Payroll
						110,645.80

ADP Statistical Summary Recap	THQ INC	Batch: 5773	Period Ending: 05/18/2013	Week 20
	Company Code: 436	Quarter Number: 2	Period Date” 05/17/2013	Page 1
	Regional Name: LAPALMA REGION	Service Center: 070	Current Date: 05/14/2013

Net Pay	Checks					.00
	Direct Deposit					67,559.21
	Subtotal Net Pay					67,559.21
	Adjustments					.00
	Total Net Pay Liability (Net Cash)					67,559.21

Taxes		You are responsible for Depositing these amounts			Amount debited from your account

Federal	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
	Federal income Tax				23,366.79
	Earned Income Credit Advances
	Social Security				4,547.59	4,547.58
	Medicare				1,518.15	1,518.16
	Medicare Surtax
	Federal Unemployment Tax
	Subtotal Federal				29,432.53	6,065.74	35,498.27
	Cobra Premium Assistance Payments
	Total Federal				29,432.53	6,065.74	35,498.27

State	CA State income Tax				6,381.48
	CA State Unemployment/Disability Ins-ER	6.2000
	CA State Disability Insurance-EE				619.22
	Subtotal CA				7,000.70		7,000.70

	IL State Income Tax				587.62
	IL State Unemployment/Disability Ins-ER	8.9500
	Subtotal IL				587.62		587.62

	Total Taxes		.00	.00	37,020.85	6,065.74	43,086.59
	Amount ADP Debited From Account	XXXXXX4729	Tran/ABA XXXXXXXX					43,086.59	Excludes Taxes That Are Your Responsibility

Other Transfers	ADP Direct Deposit				67,559.21				13 Employee Transactions
	Amount ADP Debited From Account	XXXXXX4729	Tran/ABA XXXXXXXX					67,559.21
Total Amount ADP Debited From Your Accounts								110,645.80

ADP Statistical Summary Recap	THQ INC	Batch: 5773	Period Ending: 05/18/2013	Week 20
	Company Code: 436	Quarter Number: 2	Period Date” 05/17/2013	Page 2
	Regional Name: LAPALMA REGION	Service Center: 070	Current Date: 05/14/2013

Preview                                Preview

Liability Recap	Taxes Debited	Federal Income Tax	17,301.77
		Earned Income Credit Advances	.00
		Social Security – EE	3,154.85
		Social Security – ER	3,154.85
		Society Security Adj – EE	.00
		Medicare – EE	1,183.93
		Medicare – ER	1,183.92
		Medicare Adj – EE	.00
		Medicare Surtax – EE	.00
		Medicare Surtax Adj – EE	.00
		COBRA Premium Assistance Payments	.00
		Federal Unemployment Tax	.00
		State Income Tax	5,649.94
		State Unemployment Insurance – EE	.00
		State Unemployment/Disability Ins – ER	.00
		State Unemployment Insurance Adj – EE	.00
		State Disability Insurance – EE	440.26
		State Disability Insurance Adj – EE	.00
		Workers’ Benefit Fund Assessment – EE	.00
		Workers’ Benefit Fund Assessment – ER	.00
		Local Income Tax	.00
		School District Tax	.00
		Total Taxes Debited Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		32,069.52
	Other Transfers	ADP Direct Deposit Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		53,811.31		Total Liability
		Total Amount Debited From Your Account			85,880.83	85,880.83

	Bank Debits and Other Liability	Checks		.00		85,880.83
		Adjustments/Prepay/Voids		.00		85,880.83

	Taxes - Your Responsibility	None This Payroll
						85,880.83

ADP Statistical Summary Recap	THQ INC	Batch: 8461	Period Ending: 06/01/2013	Week 22
	Company Code: 436	Quarter Number: 2	Period Date” 05/31/2013	Page 1
	Regional Name: LAPALMA REGION	Service Center: 070	Current Date: 05/28/2013

Preview                                Preview

Net Pay	Checks				.00
	Direct Deposits				53,811.31
	Subtotal Net Pay					53,811.31
	Adjustments				.00
	Total Net Pay Liability (Net Cash)					53,811.31

Taxes			You are responsible for Depositing these amounts		Amount debited from your account

Federal	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
	Federal Income Tax				17,301.77
	Earned Income Credit Advances
	Social Security				3,154.85	3,154.85
	Medicare				1,183.93	1,183.92
	Medicare Surtax
	Federal Unemployment Tax
	Subtotal Federal				21,640.55	4,338.77	25,979.32
	Cobra Premium Assistance Payments
	Total Federal				21,640.55	4,338.77	25,979.32

State	CA State income Tax				5,649.94
	CA State Unemployment/Disability Ins-ER	6.2000
	CA State Disability Insurance-EE				440.25
	Subtotal CA				6,090.20		6,090.20

	Total Taxes		.00	.00	27,730.75	4,338.77	32,069.52

	Amount ADP Debited From Account	XXXXXX4729	Tran/ABA XXXXXXXX		32,069.52	Excludes Taxes That Are Your Responsibility

Other Transfers	ADP Direct Deposit			53,811.31		11 Employee Transactions
	Amount ADP Debited From Account	XXXXXX4729	Tran/ABA XXXXXXXX		53,811.31
Total Amount ADP Debited From Your Accounts					85,880.83

ADP Statistical Summary Recap	THQ INC	Batch: 8461	Period Ending: 06/01/2013	Week 22
	Company Code: 436	Quarter Number: 2	Period Date” 05/31/2013	Page 2
	Regional Name: LAPALMA REGION	Service Center: 070	Current Date: 05/28/2013

12:17 PM	THQ, Inc. A/P Aging Detail As of May 31, 2013
07/03/13

THQ, Inc. Summary of unpaid post petition Debts As of 5/31/2013

Type	Date	Num	Name	Due Date	Aging	Current	1-30	31-60	61-90	>90
Bill	05/30/2013	37994182	ACCOUNTEMPS	05/30/2013			1,998.80
Bill	05/30/2013	37987342	ACCOUNTEMPS	05/30/2013	1		1,598.80
Bill	05/30/2013	37972529	ACCOUNTEMPS	05/30/2013	1		1,287.20
Bill	05/30/2013	37972528	ACCOUNTEMPS	05/30/2013	1		1,937.25
Credit	03/28/2013	25158746	ACCOUNTEMPS						(4,028.600)
Credit	03/22/2013	25158745	ACCOUNTEMPS						(11,554.000)
Credit	05/31/2013	1305654311CM	AKAMAI TECHNOLGOES, INC.			(182.560)
Credit	05/31/2013	1304645744CM	AKAMAI TECHNOLGOES, INC.			(213.470)
Credit	05/31/2013	1303637133CM	AKAMAI TECHNOLGOES, INC.			(197.500)
Credit	05/31/2013	1302628432CM	AKAMAI TECHNOLGOES, INC.			(288.970)
Credit	05/31/2013	1301619701CM	AKAMAI TECHNOLGOES, INC.			(819.020)
Bill	05/01/2013	1305654311	AKAMAI TECHNOLGOES, INC.	05/01/2013	30		182.56
Bill	04/01/2013	1304645744	AKAMAI TECHNOLGOES, INC.	04/01/2013	60			213.47
Bill	03/01/2013	1303637133	AKAMAI TECHNOLGOES, INC.	03/01/2013	91					197.50
Bill	02/01/2013	1302628432	AKAMAI TECHNOLGOES. INC.	02/01/2013	119					286.97
Bill	01/01/2013	1301619701	AKAMAI TECHNOLGOES, INC.	01/01/2013	150					819.02
Bill	01/31/2013	13000650	ALEXANDER HOLBURN BEAUDIN & LANG	01/31/2013	120					1,449.28
Bill	05/03/2013	29189248	AMAZON WEB SERVICES	05/03/2013	28		4,433.61
Bill	04/03/2013	28076970	AMAZON WEB SERVICES	04/03/2013	58			4,717.57
Bill	03/03/2013	27648072	AMAZON WEB SERVICES	03/03/2013	89				4,312.90
Bill	02/03/2013	26674031	AMAZON WEB SERVICES	02/03/2013	117					5,203,15
Bill	01/03/2013	26504092	AMAZON WEB SERVICES	01/03/2013	148					2,199.10
Bill	02/02/2013	1181198	AMERICAN EXPRESS-771	02/02/2013	118					4,177.05
Bill	04/2612013	281957	AMERICAN INTERNATIONAL RELOCATION SOLI	04/26/2013	35			1,266.55
Bill	01/30/2013	900322204	ANDLAUER TRANSPORTATION SERVICES	01/30/2013	121					293.01
Bill	01/23/2013	900320546	ANDLAUER TRANSPORTATION SERVICES	01/23/2013	128					30.53
Bill	01/16/2013	900319332	ANDLAUER TRANSPORTATION SERVICES	01/16/2013	135					101.65
Bill	05/30/2013	241477286051013	APS	05/30/2013	1		5,459.99
Bill	05/30/2013	116377285050713	APS	05/30/2013	1		42.61
Credit	04/01/2013	96045627600213	AT&T-3834					(1,448.650)
Credit	04/01/2013	81886517280213	AT&T-3834					(1,764.720)
Credit	03/12/2013	81886509540	AT&T-3834						(60.370)
Bill	01/08/2013	229	BABELFLUX, LLC	01/08/2013	143		1,406.40			45,000.00
Bill	05/31/2013	1152771304301	BMC GROUP VDR LLC	05/31/2013
Bill	05/28/2013	WE052413	BRENT D HARMON	05/28/2013	3		1,440.00
Bill	05/30/2013	53113	BRENT D HARMON	05/30/2013	1		1,440.00
Bill	04/30/2013	120179	BROADRIDGE INVESTOR COMMUNICATION	04/30/2013	31			19,696.98
Bill	01/21/2013	100684	BRYAN M. FRODENTE	01/21/2013	130
Bill	05/13/2013	12755089	CANON BUSINESS SOLUTIONS,INC.	05/13/2013	18		2,441.60
Bill	05/13/2013	12755085	CANON BUSINESS SOLUTIONS,INC.	05/13/2013	18		2,441.60

12:17 PM 07/03/13	THQ, Inc. A/P Aging Detail As of May 31, 2013

Credit	05/02/2013	THQCAN002CM	CANON FINANCIAL SERVICES INC			(2,358.810)
Credit	04/01/2013	12540985CM	CANON FINANCIAL SERVICES INC				(547.050)
Credit	05/01/2013	12458347REV	CANON FINANCIAL SERVICES INC			(965.530)
Credit	05/01/2013	12387726REV	CANON FINANCIAL SERVICES INC			(225.120)
Credit	04/01/2013	12387727REV	CANON FINANCIAL SERVICES INC				(938.680)
Bill	05/30/2013	12755089	CANON FINANCIAL SERVICES INC	05/30/2013	1	1,220.60
Bill	05/30/2013	12755086	CANON FINANCIAL SERVICES INC	05/30/2013	1	1,220.80
Bill	04/12/2013	12683358	CANON FINANCIAL SERVICES INC	04/12/2013	49		1,220.80
Bill	04/12/2013	12683355	CANON FINANCIAL SERVICES INC	04/12/2013	49		2.80
Bill	05/01/2013	12611803	CANON FINANCIAL SERVICES INC	05/01/2013	30	1,567.44
Bill	02/10/2013	12540986	CANON FINANCIAL SERVICES INC	02/10/2013	110				1,579.44
Bill	02/10/2013	12540985	CANON FINANCIAL SERVICES INC	02/10/2013	110				1,178.26
Bill	04/01/2013	12540983	CANON FINANCIAL SERVICES INC	04/01/2013	60		1,675.88
Bill	05/01/2013	12458347	CANON FINANCIAL SERVICES INC	05/01/2013	30	1,567.44
Bill	05/01/2013	12387728	CANON FINANCIAL SERVICES INC	05/01/2013	30	655.80
Bill	04/01/2013	12387727	CANON FINANCIAL SERVICES INC	04/01/2013	60		494.11
Bill	04/01/2013	12387725	CANON FINANCIAL SERVICES INC	04/01/2013	60		1,308.86
Credit	04/01/2013	12319405	CANON FINANCIAL SERVICES INC				(161.110)
Bill	04/01/2013	12319402	CANON FINANCIAL SERVICES INC	04/01/2013	60		510.77
Bill	12/31/2012	6216262	CBS INTERACTIVE INC	12/31/2012	151				883.15
Bill	02/28/2013	750040	CINLAT LOGISTICS, S.A. DE C.V.	02/28/2013	92				125.01
Bill	02/27/2013	750039	CINLAT LOGISTICS, S.A. DE C.V.	02/27/2013	93				188.81
Bill	05/09/2013	310959906094	CISCO SYSTEMS CAPITAL CORPORATIONS	05/09/2013	22	14,520.95
Bill	04/09/2013	306705506094	CISCO SYSTEMS CAPITAL CORPORATIONS	04/09/2013	52		14,520.95
Bill	03/09/2013	302569406094	CISCO SYSTEMS CAPITAL CORPORATIONS	03/09/2013	83			14,520.95
Bill	02/09/2013	298317306094	CISCO SYSTEMS CAPITAL CORPORATIONS	02/09/2013	111				14,520.95
Bill	01/09/2013	294181406094	CISCO SYSTEMS CAPITAL CORPORATIONS	01/09/2013	142				14,520.95
Bill	04/18/2013	74766526A0413	CORPORATION SERVICE COMPANY	04/18/2013	43		105.22
Credit	03/26/2013	APT450C0313	COX COMMUNICATIONS					(125.880)
Bill	04/07/2013	APT450C	COX COMMUNICATIONS	04/07/2013	54		4,679.73
Bill	05/02/2013	5022013	COX COMMUNICATIONS	05/02/2013	29	4,011.19
Bill	05/02/2013	5022013	COX COMMUNICATIONS	05/02/2013	29	4,033.19
Bill	02/28/2013	CCHAPMANPHONE	Curtis Chapman	02/28/2013	92				78.60
Bill	05/30/2013	M8FZCL	DEUTSCHE BANK NATIONAL TRUST C. AMERIC	05/30;2013	1	3,500.00
Bill	04/19/2013	INVLAS84456	DEUTSCHE BANK NATIONAL TRUST CO	04/19/2013	42		1,500.00
Bill	05/30/2013	6266	DISPLAY WORKS LLC	05/30/2013	1	6,765.00
Bill	05/30/2013	5904	DISPLAY WORKS LLC	05/30/2013	1	6,765.00
Bill	05/30/2013	41107	DLC	05/30/2013	1	2,400.00
Bill	04/01/2013	902751	ENVIRONMENT CONTROL	04/01/2013	60		390.00
Bill	12/20/2012	0007651IN	ENVIRONMENTAL SERVICE CONCEPTS LLC	12/20/2012	162				356.96
Bill	05/30/2013	431336087	FEDEX	05/30/2013	1	8.71
Bill	05/3012013	118384399	FEDEX	05/30/2013	1	19.27
Bill	12/23/2012	26757	FIVE ALARM SECURITY	12/23/2012	159				42.99
Bill	12/24/2012	UI24645	FUTURE US, INC.	12/24/2012	158				3,827.25
Bill	12/2412012	UI24642	FUTURE US. INC.	12/24/2012	158				3,827.25
Bill	04/29/2013	1Q13ROYOVERAGE	GAMES WORKSHOP LTD.	04/29/2013	32		126,046.69
Bill	05/30/2013	10519	GREYSAN TECHNOLOGIES, LLC	05/30/2013	1	1,400.00
Bill	05/30/2013	311	JASON LEE	05/30/2013	1	665.00
Bill	05/21/2013	310	JASON LEE	05/21/2013	10	1,505.00
Bill	03/05/2013	10000000016524	Jeffrey Godfrey	03/05/2013	87			54.84
Bill	03/05/2013	10000000016523	Jeffrey Godfrey	03/05/2013	87			54.77

12:17 PM 07/03/13	THQ, Inc. A/P Aging Detail As of May 31, 2013

Bill	05/30/2013	10004	JENNY GONZALES	05/30/2013	1	210.00
Bill	05/30/2013	10003	JENNY GONZALES	05/30/2013	1	525.00
Bill	05/30/2013	8	JESSICA PETERS	05/30/2013	1	1,560.00
Bill	05/28/2013	7	JESSICA PETERS	05/28/2013	3	1,640.00
Bill	05/30/2013	USKCC519495	KURTZMAN CARSON CONSULTANTS LLC	05/30/2013	1	42,366.22
Bill	05/30/2013	USKCC519494	KURTZMAN CARSON CONSULTANTS LLC	05/30/2013	1	93,793.63
Bill	05/30/2013	USKCC518036	KURTZMAN CARSON CONSULTANTS LLC	05/30/2013	1	70,731.85
Bill	02/25/2013	USKCC500591	KURTZMAN CARSON CONSULTANTS LLC	02/25/2013	95			100,380.28
Bill	05/30/2013	USKCC492916	KURTZMAN CARSON CONSULTANTS LLC	05/30/2013	1	22,807.36
Bill	01/25/2013	LDPL2012TH221	LAKSHYA DIGITAL PRIVATE LIMITED	01/25/2013	126			5,775.00
Bill	01/25/2013	LDPL2012TH220	LAKSHYA DIGITAL PRIVATE LIMITED	01/25/2013	126			2,121.88
Bill	05/18/2012	31983545	LEXIS-NEXIS	05/18/2012	378			198.53
Credit	01/18/2013	01162013DEP	LIVINGSTON INTERNATIONAL, INC.					(3,044.100)
Credit	01/18/2013	01162013DEP	LIVINGSTON INTERNATIONAL, INC.					(7,102.900)
Credit	01/18/2013	01092013DEP	LIVINGSTON INTERNATIONAL, INC.					(5,073.500)
Credit	01/18/2013	01082013DEP	LIVINGSTON INTERNATIONAL, INC.					(2,029.400)
Credit	01/18/2013	01032013DEP	LIVINGSTON INTERNATIONAL, INC.					(1,014.700)
Bill	01/11/2013	815240762	LIVINGSTON INTERNATIONAL, INC.	01/11/2013	140			57.72
Bill	01/11/2013	815240747	LIVINGSTON INTERNATIONAL, INC.	01/11/2013	140			57.73
Bill	12/14/2012	712444242	LIVINGSTON INTERNATIONAL, INC.	12/14/2012	168			38.51
Bill	01/21/2013	451058340	LIVINGSTON INTERNATIONAL, INC.	01/21/2013	130			819.10
Bill	01/23/2013	451053650	LIVINGSTON INTERNATIONAL, INC.	01/23/2013	128			347.69
Bill	01/13/2013	451045781	LIVINGSTON INTERNATIONAL, INC.	01/13/2013	138			798.12
Bill	01/02/2013	451039086	LIVINGSTON INTERNATIONAL, INC.	01/02/2013	149			295.09
Bill	01/07/2013	451037446	LIVINGSTON INTERNATIONAL, INC.	01/07/2013	144			125.94
Bill	12/19/2012	451031514	LIVINGSTON INTERNATIONAL, INC.	12/19/2012	183			1,363.47
Bill	01/11/2013	436345074	LIVINGSTON INTERNATIONAL, INC.	01/11/2013	140			487.26
Bill	01/18/2013	403886872	LIVINGSTON INTERNATIONAL, INC.	01/18/2013	133			2,622.80
Bill	01/07/2013	403884083	LIVINGSTON INTERNATIONAL, INC.	01/07/2013	144			58.21
Bill	01/07/2013	403875103	LIVINGSTON INTERNATIONAL, INC.	01/07/2013	144			640.06
Bill	01/11/2013	310126396	LIVINGSTON INTERNATIONAL, INC.	01/11/2013	140			66.35
Bill	01/11/2013	310126394	LIVINGSTON INTERNATIONAL, INC.	01/11/2013	140			75.66
Bill	01/07/2013	310123292	LIVINGSTON INTERNATIONAL, INC.	01/07/2013	144			66.12
Bill	02/21/2013	137495384	LIVINGSTON INTERNATIONAL, INC.	02/21/2013	99			205.68
Bill	04/29/2013	QE033113 ROY	MACHINIMA, INC,	04/29/2013	32		15,436.19
Bill	12/16/2012	H3707716	MAIL FINANCE, INC.	12/16/2012	166			2,195.15
Bill	05/30/2013	111	MARLA H PARK	05/30/2013	1	1,410.00
Credit	01/03/2013	370104461	MARSH CANADA LIMITED					(9,450.000)
Bill	01/31/2013	663010355	MEDIA CONTROL GFK INTERNATIONAL GMB	01/31/2013	120			8,648.99
Bill	12/28/2012	652120443	MEDIA CONTROL GFK INTERNATIONAL GMB	12/28/2012	154			2,845.49
Bill	05/30/2013	QE033113ROY	MICROSOFT LICENSING, INC.	05/30/2013	1	27,576.00
Bill	04/02/2013	6130094319	MICROSOFT LICENSING, INC.	04/02/2013	59		1,650,405.00
Bill	02/03/2013	6130090680	MICROSOFT LICENSING, INC.	02/03/2013	117			123,547.50
Bill	02/03/2013	6130090675	MICROSOFT LICENSING, INC.	02/03/2013	117			31,100.00
Bill	02/03/2013	6130090674	MICROSOFT LICENSING, INC.	02/03/2013	117			7,035.00
Bill	02/03/2013	6130090534	MICROSOFT LICENSING, INC.	02/03/2013	117			17,640.00
Bill	01/02/2013	6130089697	MICROSOFT LICENSING, INC.	01/02/2013	149			434,750.00
Bill	01/02/2013	6130089687	MICROSOFT LICENSING, INC.	01/02/2013	149			114,000.00
Bill	01/02/2013	6130089618	MICROSOFT LICENSING, INC.	01/02/2013	149			29,184.00
Credit	01/04/2013	25158019	MICROSOFT LICENSING, INC.					(7,035.000)
Credit	01/03/2013	25158017	MICROSOFT LICENSING, INC.					(154,647.500)

12:17 PM 07/03/13	THQ, Inc. A/P Aging Detail As of May 31, 2013

Credit	12/24/2012	25157956	MICROSOFT LICENSING, INC.						(548,750.000)
Bill	04/01/2013	4295490	MICROSOFT LICENSING, INC.	04/01/2013	60		30,105.51
Bill	03/08/2013	4295489	MICROSOFT LICENSING, INC.	03/08/2013	84			30,105.51
Bill	01/02/2013	4295488	MICROSOFT LICENSING, INC.	01/02/2013	149				30,105.51
Bill	04/23/2013	INV23703A	MILLENIUM BUSINESS SOLUTIONS GROUP (MB	04/23/2013	38		525.00
Bill	05/30/2013	053013-0001	MILLER ADVERTISIG AGENCY INC	05/30/2013	1	11,959.14
Bill	03/01/2013	301130001	MILLER ADVERTISIG AGENCY INC	03/01/2013	91				15,975.13
Bill	01/10/2013	XN00182	MINE LOADER CO., LTD.	01/10/2013	141				57,838.50
Bill	05/30/2013	2885691	MITCHELL SILBERBERG & KNUPP LLP	05/30/2013	1	201.00
Bill	02/20/2013	288569	MITCHELL SILBERBERG & KNUPP LLP	02/20/2013	100				2,566.50
Bill	01/15/2013	287048	MITCHELL SILBERBERG & KNUPP LLP	01/15/2013	136				348.13
Bill	02/27/2013	5213017	MORRISON & FOERSTER LLP	02/27/2013	93				180.00
Bill	12/26/2012	V370432	MULTI PACKAGING SOLUTIONS	12/26/2012	156				3,272.50
Bill	03/19/2013	2427	MYINTERNETSERVICES.COM, LLC	03/19/2013	73			3,502.00
Bill	02/18/2013	2422	MYINTERNETSERVICES.COM, LLC	02/18/2013	102				3,502.00
Bill	01/18/2013	2417	MYINTERNETSERVICES,COM, LLC	01/18/2013	133				3,502.00
Bill	01/18/2013	1169	MYINTERNETSERVICES.COM, LLC	01/18/2013	133				12,380.00
Bill	02/26/2013	1239839	NORTON ROSE	02/26/2013	94				6,151.73
Bill	02/26/2013	1239838	NORTON ROSE	02/26/2013	94				443.96
Bill	02/26/2013	1239836	NORTON ROSE	02/26/2013	94				728.74
Bill	05/30/2013	1239835	NORTON ROSE	05/30/2013	1	4,367.91
Bill	05/30/2013	1231077	NORTON ROSE	05/30/2013	1	2,945.09
Bill	01/17/2013	1586	OBSIDIAN ENTERTAINMENT	01/17/2013	134				55,000.00
Bill	01/01/2013	42002272	ORACLE AMERICA, INC.	01/01/2013	150				91,091.47
Bill	01/08/2013	THQ010813	ORIGINAL FORCE 3D ANIMATION STUDIO	01/08/2013	143				71,947.70
Bill	12/20/2012	KAOSUTIL0113	OXFORD REALTY & HOLDING LLC	12/20/2012	162				400.00
Bill	12/20/2012	KAOSOPS0113	OXFORD REALTY & HOLDING LLC	12/20/2012	162				3,953.82
Bill	12/20/2012	8FLRENT0113	OXFORD REALTY & HOLDING LLC	12/20/2012	162				19,316.15
Bill	01/10/2013	3722	PETROL ADVERTISING, INC.	01/10/2013	141				28,000.00
Bill	12/20/2012	3690	PETROL ADVERTISING, INC.	12/20/2012	162				12,750.63
BB	12/20/2012	3689	PETROL ADVERTISING, INC.	12/20/2012	162				68,700.00
BB	12/20/2012	3688	PETROL ADVERTISING, INC.	12/20/2012	162				3,326.25
Bill	12/202012	3686	PETROL ADVERTISING, INC.	12/20/2012	162				14,000.00
Bill	12/14/2012	3544	PIED PRODUCTIONS, INC.	12/14/2012	168				4,860.00
Bill	04/29/2013	QE033113ROY	PIPEWORKS SOFTWARE	04/29/2013	32		78.50
Ed	01/18/2013	1791	PLASTIC WAX PTY LTD	01/18/2013	133				150,000.00
Credit	03/07/2013	XA370	PLAYERS AND DRIVERS GROUP SA DE CV					-1,330.10
Bill	01/15/2013	A370	PLAYERS AND DRIVERS GROUP SA DE CV	01/15/2013	136				1,339.75
Bill	01/15/2013	A370	PLAYERS AND DRIVERS GROUP SA DE CV	01/15/2013	136				447.33
Bill	01/15/2013	A369	PLAYERS AND DRIVERS GROUP SA DE CV	01/15/2013	136				718.60
Bill	04/29/2013	QE033113ROY	PUNCH ENTERTAINMENT, NC.-V	04/29/2013	32		271.88
Bill	05/01/2013	J6029529790051	QWEST CORPORATION	05/01/2013	30	50.51
Bill	04/13/2013	60226410020513	QWEST CORPORATION	04/13/2013	48		312.20
Bill	04/19/2013	60223077620513	QWEST CORPORATION	04/19/2013	42		279.17
Bill	04/19/2013	60223013000513	QWEST CORPORATION	04/19/2013	42		39.52
Bill	04/23/2013	1257539497	QWEST CORPORATION	04/23/2013	38		440.66
Bill	05/21/2013	51313	QWEST CORPORATION	05/21/2013	10	927.77
Bill	05/21/2013	50313	QWEST CORPORATION	05/21/2013	10	21.79
Bill	05/21/2013	42913	QWEST CORPORATION	05/21/2013	10	102.85
Bill	05/30/2013	RGP0548349	RESOURCES GLOBAL PROFESSIONALS	05/30/2013	1	2,565.00
Bill	05/30/2013	RGP0547122	RESOURCES GLOBAL PROFESSIONALS	05/30/2013	1	2,160.00

12:17 PM 07/03/13	THQ, Inc. A/P Aging Detail As of May 31, 2013

Bill	05/13/2013	RGP0545985	RESOURCES GLOBAL PROFESSIONALS	05/13/2013	18		2,430.00
Bill	04/08/2013	INV00006397	RIGHT SCALE, INC.	04/08/2013	53			1,767.86
Bill	03/07/2013	INV00005354	RIGHT SCALE, INC.	03/07/2013	85				1,701.04
Bill	02/05/2013	INV00004293	RIGHT SCALE, INC.	02/05/2013	115					1,695.65
Bill	05/30/2013	52613	Ron Villarreal	05/30/2013	1		756.16
Bill	04/01/2013	6008249796	SAP AMERICA INC	04/01/2013	60			83,515.81
Bill	04/29/2013	QE033113ROY	SEED STUDIO WEST, INC.	04/29/2013	32			3,911.91
Credit	03/28/2013	25158746	SHOREWOOD PACKAGING						(2,018.700)
Credit	03/19/2013	25158747	SHOREWOOD PACKAGING						(30,682.500)
Bill	04/01/2013	22198284	SHOREWOOD PACKAGING	04/01/2013	60			806.78
Bill	03/26/2013	22197910	SHOREWOOD PACKAGING	03/26/2013	66				11,331.25
Bill	03/22/2013	22197713	SHOREWOOD PACKAGING	03/22/2013	70				20,544.06
Bill	05/01/2013	503038	SMS SYSTEMS MAINTENANCE SERVICES	05/01/2013	30		1,058.00
Bill	04/01/2013	498526	SMS SYSTEMS MAINTENANCE SERVICES	04/01/2013	60			902.00
Bill	04/1212013	04122013DUMMYINV	SONY DISC MANUFACTURING	04/12/2013	49			11,115.50
Credit	04/12/2013	04122013CM	SONY DISC MANUFACTURING					(11,115.500)
Credit	03/20/2013	25158742	SONY DISC MANUFACTURING						(1,402,827.600)
Bill	04/05/2013	3603238	SONY DISC MANUFACTURING	04/05/2013	56			14,264.50
Bill	03/26/2013	3592148	SONY DISC MANUFACTURING	03/26/2013	66				320,250.00
Bill	03/26/2013	3592147	SONY DISC MANUFACTURING	03/26/2013	66				45,792.00
Bill	03/26/2013	3592039	SONY DISC MANUFACTURING	03/26/2013	66				48,672.00
Bill	03/26/2013	3592038	SONY DISC MANUFACTURING	03/26/2013	66				109,655.70
Bill	03/26/2013	3592037	SONY DISC MANUFACTURING	03/26/2013	66				424,293.00
Bill	03/26/2013	3592036	SONY DISC MANUFACTURING	03/26/2013	66				103,614.90
Bill	03/26/2013	3592033	SONY DISC MANUFACTURING	03/26/2013	66				127,470.00
Bill	01/09/2013	650018951	STARCOM MEDIAVEST GROUP INC	01/09/2013	142					62,903.23
Bill	02/28/2013	65019620	STARCOM MEDIAVEST GROUP INC	02/28/2013	92					150,000.00
Bill	05/30/2013	4865529	TECHNICOLOR	05/3012013	1		1,432.00
Bill	05/30/2013	4565628	TECHNICOLOR	05/30/2013	1		2,662.00
Bill	03/19/2013	4853930	TECHNICOLOR	03/19/2013	73				324.68
Bill	04/09/2013	040913DUMMYINV	TECHNICOLOR Payment	04/09/2013	52			720.30
Credit	03/22/2013	25158744	TECHNICOLOR Payment						(452,733.780)
Bill	04/03/2013	4856763	TECHNICOLOR Payment	04/03/2013	58			57,665.70
Bill	03/30/2013	4856237	TECHNICOLOR Payment	03/30/2013	62				210,047.22
Bill	03/29/2013	4856217	TECHNICOLOR Payment	03/29/2013	63				943.09
Bill	03/29/2013	4856216	TECHNICOLOR Payment	03/29/2013	63				672.35
Bill	03/29/2013	4856215	TECHNICOLOR Payment	03/29/2013	63				84,752.91
Bill	03/29/2013	4856214	TECHNICOLOR Payment	03/29/2013	63				9,727.64
Bill	03/29/2013	4856213	TECHNICOLOR Payment	03/29/2013	63				7,328.30
Bill	03/28/2013	4855455	TECHNICOLOR Payment	03/28/2013	64				41,116.56
Bill	03/26/2013	4854920	TECHNICOLOR Payment	03/26/2013	66				143,184.00
Bill	03/07/2013	4851347	TECHNICOLOR Payment	03/07/2013	85				1,416.00
Bill	03/07/2013	4851345	TECHNICOLOR Payment	03/07/2013	85				345.63
Credit	05/09/2013	461912010CM	TELEPACIFIC COMMUNICATIONS				(459.160)
Credit	04/09/2013	455119160CM	TELEPACIFIC COMMUNICATIONS					(383.620)
Credit	12/09/2012	422025890CM	TELEPACIFIC COMMUNICATIONS							(51.390)
Bill	05/31/2013	T100023239	TERREMARK NORTH AMERICA, INC.	05/31/2013		52.00
Bill	03/25/2013	T100020882	TERREMARK NORTH AMERICA, INC.	03/25/2013	67				52.00
Bill	03/01/2013	T100018811	TERREMARK NORTH AMERICA, INC.	03/01/2013	91					14,457.00
Bill	03/27/2013	41631	THE ABERNATHY MACGREGOR GROUP, INC.	03/27/2013	65				5,901.50
Bill	02/28/2013	41511	THE ABERNATHY MACGREGOR GROUP, INC.	02/28/2013	92					2,615.15

12:17 PM 07/03/13	THQ, Inc. A/P Aging Detail As of May 31, 2013

Bill	05/30/2013	53113	Therese Schiek-Stupinski	05/30/2013	1		1,050.00
Bill	04/01/2013	91195333	THOMSON FINANCIAL	04/01/2013	60			25,101.00
Bill	01/30/2013	QTREND123112	THQ WIRELESS INTERNATIONAL S.A.R.L.	01/30/2013	121					230.54
Bill	01/21/2013	R029488	UNTERHALTUNGSSOFTWARE	01/21/2013	130					332.95
Bill	01/17/2013	R029470	UNTERHALTUNGSSOFTWARE	01/17/2013	134					1,922.25
Bill	05/30/2013	BILL0000000269435	VACO	05/30/2013	1		3,827.00
Bill	05/30/2013	BILL0000000267985	VACO	05/30/2013	1		3,382.00
Bill	04/21/2013	4000052568	VERISIGN, INC.	04/21/2013	40			2,395.00
Bill	01/01/2013	21985	VISIBLE TECHNOLOGIES, INC.	01/01/2013	150					6,100.00
Bill	04/30/2013	INV024901	WEB FILINGS, LLC	04/30/2013	31			4,356.80
Credit	05/31/2013	CM1309	WEB FILINGS, LLC			(8,000.000)
Bill	02/21/2013	20130002565	WEIL, GOTSHAL & MANGES, LLP	02/21/2013	99					876.00
Bill	01/28/2013	THQ2013012802	WINKING ENTERTAINMENT (HK) LIMITED	01/28/2013	123					23,220.00
Bill	01/28/2013	THQ2013012801	WINKING ENTERTAINMENT (HK) LIMITED	01/28/2013	123					14,300.51
Bill	01/23/2013	THQ2013012301	WINKING ENTERTAINMENT (HK) LIMITED	01/23/2013	128					41,181.96
Bill	04/29/2013	WWELIC033113	WORLD WRESTLING ENTERTAINMENT INC.	04/29/2013	32			786,141.75
Bill	12/31/2012	85384	WORLD WRESTLING ENTERTAINMENT INC.	12/31/2012	151					2,000.00
Bill	12/20/2012	85231	WORLD WRESTLING ENTERTAINMENT INC.	12/20/2012	162					2,000.00
Bill	12/31/2012	84699	WORLD WRESTLING ENTERTAINMENT INC.	12/31/2012	151					49,456.52
Bill	05/07/2013	259104718	XO COMMUNICATIONS	05/07/2013	24		44,447.01
Bill	04/07/2013	258398914	XO COMMUNICATIONS	04/07/2013	54			44,446.41
Bill	05/30/2013	53113	YOLANDA BRUSS	05/30/2013	1		1,007.00
Bill	05/30/2013	0530/13	YOUNG CONAWAY STARGATT TAYLOR LLP	05/30/2013	1		52,096.18

			Total AP aging post petition as of 5/31/2013			$(8,241.120)	$474,589.46	$2,896,995.98	$(133,674.940)	$1,289,124.03

			TOTAL							$4,518,793.41

In re THQ Inc.	Case No.	12-13398
	Reporting Period	5/31/2013

ACCOUNTS RECEIVABLE RECONCILIATION

Total Accounts Receivable at the beginning of the reporting period	$19,821,324
+ Amounts billed during the period	1,565,090
- Amounts collected during the period	(6,998,977)
-Write-offs/adjustments	(1,375,469)
Total Accounts Receivable at the end of the reporting period	$13,011,969

Note: These balances reflect Gross Accounts Receivable.

In re THQ Inc.	Case No.	12-13398
	Reporting Period as of	5/31/2013

THQ, Inc. – Balance Summary Aging as of May 31, 2013
Company Code 0010

Note: Due to the transition to a new accounting system, THQ cannot produce an accurate aging at this time.

In re THQ Inc.	Case No.	12-13398
	Reporting Period	5/31/2013

Debtor Questionnaire
		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
On May 31st, the sale transaction was completed for the majority of the remaining IP owned by THQ. This includes titles such as Darksiders, Homeworld, MX, Red Faction and Titan quest.
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3	Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
Returns have either been timely filed or timely extended.
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5
Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

101565465.2